UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PERRIGO COMPANY PLC

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

P.O. BOX 8016, CARY, NC 27512-9903
Important Notice Regarding the Availability of Proxy Materials for Perrigo Company plc
Shareholders Meeting to be held on May 12, 2021 For Shareholders as of March 15, 2021
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy materials go to: www.proxydocs.com/PRGO
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
CONTROL NUMBER
For a convenient way to view proxy materials
and VOTE go to www.proxydocs.com/PRGO
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s shareholder meeting, you must make this request on or before April 30, 2021.
To order paper materials, use one of the following methods.
INTERNET
www.investorelections.com/PRGO
TELEPHONE (866) 648-8133
* E-MAIL paper@investorelections.com
When requesting via the internet or telephone you will need the 12 digit control number located in the shaded box above.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.
Perrigo Company plc
Annual General Meeting of Shareholders Information
Meeting Materials: Proxy Statement
Meeting Type: Annual General Meeting of Shareholders
Date: Wednesday, May 12, 2021
Time: 08:30 AM, Eastern Time
Place: Annual General Meeting to be held live via the Internet - please visit
www.proxydocs.com/PRGO for more details.
You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/PRGO by following the instructions in the Proxy Statement
SEE REVERSE FOR FULL AGENDA
Copyright © 2021 Mediant Communications Inc. All Rights Reserved

Perrigo Company plc
Annual General Meeting of Shareholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL(S) 1, 2, 3, 4, 5.
PROPOSAL
1. Elect Directors to hold office until the 2021 Annual General Meeting of Shareholders:
1.01 Bradley A. Alford
1.02 Orlando D. Ashford
1.03 Rolf A. Classon
1.04 Katherine C. Doyle
1.05 Adriana Karaboutis
1.06 Murray S. Kessler
1.07 Jeffrey B. Kindler
1.08 Erica L. Mann
1.09 Donal O’Connor
1.10 Geoffrey M. Parker
1.11 Theodore R. Samuels
2. Ratify the appointment of Ernst & Young LLP as our independent auditor for the period ending December 31, 2021 and authorize the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor:
3. Advisory vote on the Company’s executive compensation:
4. Renew the Board’s authority to issue shares under Irish law:
5. Renew the Board’s authority to opt-out of statutory pre-emption rights under Irish law:
6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
Voting by Mail, Internet and telephone is available through May 11, 2021 at 11:59 PM Eastern Daylight Time.